UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23199

First Trust Senior Floating Rate 2022 Target Term Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)       The Report to Shareholders is attached herewith.

First Trust
Senior Floating Rate 2022
Target Term Fund (FIV)
Annual Report
For the Year Ended
May 31, 2021

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Annual Report
May 31, 2021
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate 2022 Target Term Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objectives, Policies, Risks and Effects of Leverage section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Annual Letter from the Chairman and CEO
May 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Senior Floating Rate 2022 Target Term Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended May 31, 2021.
The number one topic in the markets these days is inflation. While there are several economic indicators that track the prices of goods and services in the U.S. over time, perhaps the most quoted is the Consumer Price Index (“CPI”). The reason why inflation is back in the news is because we have witnessed a short-term spike that is likely a byproduct of the fallout (bottlenecks in the global supply chain) from the coronavirus (“COVID-19”) pandemic, which is a fancy way of saying companies are having a hard time getting all of the materials and parts needed to manufacture their products. Shipping delays have also contributed to companies’ struggles to obtain materials and parts. The trailing 12-month CPI-Headline inflation rate stood at 5.0% in May 2021, according to the Bureau of Labor Statistics. For comparative purposes, the CPI averaged 1.3% and 1.8%, in 2018 and 2019, respectively. The Federal Reserve’s (the “Fed”) take on inflation is that it will ease moving forward as the so-called bottlenecks abate during the reopening of the global economy. The Fed’s buzzword for this type of inflation spike is “transitory.” Many economists and pundits do not agree with the Fed’s take on inflation and believe it is here to stay for the foreseeable future. We shall see.
The trepidation over rising inflation stems mostly from how the capital markets (debt and equity) react to it. Some areas of the economy are going to be more sensitive to higher inflation levels than others. Companies with the ability to raise prices on their goods and services have a distinct advantage, in our view. For most companies these days, that is easier said than done without negatively impacting sales, in our opinion. Investors need to monitor bond yields, particularly the benchmark 10-Year Treasury Note. If it begins to rise along with inflation, which to date it has not (apparently investors are buying the Fed’s transitory theory at this point), other fixed-income securities, such as corporate and municipal bonds, will likely experience the same, and that tends to translate into lower bond prices. Keep in mind that some debt, such as leveraged loans (corporate) and other floating-rate securities, do offer a diversification alternative to fixed-income securities.
We need to get people back to work. U.S. job openings totaled 9.29 million as of April 30, 2021. There is an ongoing debate about why so many Americans are opting for government benefits over taking a position in the workplace. Simply put, some are making more money than in their previous jobs. We do acknowledge that there could be other reasons, such as childcare. Many of you are probably aware that the federal government boosted the payout to millions of people receiving unemployment checks by $300 per week back in March of this year. It was a part of the Biden Administration’s $1.9 trillion aid package. The additional benefits are scheduled to expire on September 6, 2021. What you may not know is that some 25 Republican governors have opted to stop passing along the $300 per week benefits to their unemployed workers as of early June. That could impact around four million people in those states. Hopefully, this will help motivate at least some people to secure a job, help make the U.S. economy more productive and get off the government dole.
In closing, we welcome the reopening of the U.S. economy and, hopefully, the global economy shortly thereafter. We encourage investors to stay the course even though the markets could experience some turbulence in the months ahead, in our opinion. The potential for additional volatility represents an opportunity for investors to check their asset allocation levels to determine if they are suitable for an extended inflationary climate.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
“AT A GLANCE”
As of May 31, 2021 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FIV
Common Share Price	$9.47
Common Share Net Asset Value (“NAV”)	$9.67
Premium (Discount) to NAV	(2.07)%
Net Assets Applicable to Common Shares	$346,589,900
Current Monthly Distribution per Common Share(1)	$0.0103
Current Annualized Distribution per Common Share	$0.1236
Current Distribution Rate on Common Share Price(2)	1.31%
Current Distribution Rate on NAV(2)	1.28%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 5/31/21	Inception (12/21/16) to 5/31/21	Inception (12/21/16) to 5/31/21
Fund Performance(3)
NAV	10.75%	3.64%	17.19%
Market Value	17.12%	2.80%	13.04%
Index Performance
S&P/LSTA Leveraged Loan Index	12.51%	4.34%	20.79%
(1)	Most recent distribution paid or declared through 5/31/2021. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2021. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
“AT A GLANCE” (Continued)
As of May 31, 2021 (Unaudited)
Credit Quality (S&P Ratings)(4)	% of Senior Loans and other Debt Securities(5)
BBB-	3.3%
BB+	2.3
BB	6.7
BB-	9.6
B+	27.9
B	34.0
B-	11.7
CCC+	0.7
CCC	1.9
D	1.9
Total	100.0%

Industry Classification	% of Senior Loans and other Securities(5)
Software	20.4%
Hotels, Restaurants & Leisure	19.5
Health Care Providers & Services	14.4
Pharmaceuticals	9.6
Media	9.4
Health Care Technology	4.5
Insurance	4.1
Diversified Consumer Services	3.8
Containers & Packaging	3.5
Aerospace & Defense	2.4
Food Products	2.4
Food & Staples Retailing	1.5
Entertainment	1.5
Professional Services	1.2
Oil, Gas & Consumable Fuels	0.8
Electric Utilities	0.4
Household Durables	0.2
Communications Equipment	0.2
Diversified Telecommunication Services	0.1
Specialty Retail	0.1
Total	100.0%

Top 10 Issuers	% of Senior Loans and other Securities(5)
Parexel International Corp.	4.1%
Solera Holdings, Inc.	3.9
SolarWinds Holdings, Inc.	3.9
Asurion, LLC	3.8
Caesars Resort Collection, LLC	3.7
Pactiv LLC/Evergreen Packaging, LLC (fka Reynolds Group Holdings)	3.5
Internet Brands, Inc. (Web MD/MH Sub I, LLC)	3.4
Exam Works (Gold Merger Co., Inc.)	3.3
Nexstar Broadcasting, Inc.	3.3
CHG Healthcare Services, Inc.	3.3
Total	36.2%

(4)	The ratings are by Standard & Poor’s except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(5)	Percentages are based on long-term positions. Money market funds are excluded.

Portfolio Commentary
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Annual Report
May 31, 2021 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 17 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of May 31, 2021, the First Trust Leveraged Finance Team managed or supervised approximately $6.77 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including three closed-end funds, an open-end fund, three exchange-traded funds, and a series of unit investment trusts on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA – Managing Director of Fixed Income, Senior Portfolio Manager
Jeffrey Scott, CFA – Senior Vice President and Portfolio Manager
Commentary
First Trust Senior Floating Rate 2022 Target Term Fund
The investment objectives of the First Trust Senior Floating Rate 2022 Target Term Fund (“FIV” or the “Fund”) are to seek a high level of current income and to return $9.85 per Common Share of beneficial interest of the Fund to the holders of Common Shares on or about February 1, 2022 (“Termination Date”). The Fund, under normal market conditions, seeks to achieve its investment objectives by investing at least 80% of its Managed Assets in a portfolio of senior secured floating-rate loan interests (“senior loans”) of any maturity. “Managed Assets” means the average daily gross asset value of the Fund (which includes assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of any borrowings or commercial paper or notes issued by the Fund), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund). There can be no assurance that the Fund’s investment objectives will be achieved. The Fund may not be appropriate for all investors.
As a result of the sharp and sudden economic shock resulting from the unprecedented shut down of significant parts of the U.S. economy due to the coronavirus (“COVID-19”) and the significant decline in the value of the Fund’s assets in March of 2020, the Fund was required to sell assets and pay down outstanding indebtedness in order to remain in compliance with applicable limitations on leverage imposed on the Fund by applicable law. While the market for the Fund’s assets has improved since such time, sales of the Fund’s investments during the downturn had a negative impact on the Fund’s net asset value (“NAV”). In addition, due to the Federal Open Market Committee lowering the Federal Funds target rate to 0% - 0.25% from 1.50% - 1.75% in March 2020, the London Interbank Offered Rate rates declined significantly which reduced the income earning potential of the Fund and its ability to increase NAV through withholding Fund income. As a result, based on current market conditions and expectations, the Fund believes that it is unlikely to achieve its objective of returning $9.85 per common share upon its termination. The NAV as of May 31, 2021 was $9.67. The ultimate NAV of the Fund that will be returned to shareholders upon termination of the Fund, will be dependent on a number of factors including, but not limited to, the rate of refinancing activity in the portfolio, the level of income earned in the portfolio, default losses experienced in the portfolio, trading losses in the portfolio, and the use of leverage.
Market Recap
During the twelve-month period ended May 31, 2021, risk asset prices steadily increased and reached new all-time highs as the global economy continued to recover from the COVID-19 pandemic. The positive investor sentiment was buoyed by the outcome of the U.S. Presidential and congressional elections, the approval and distribution of effective COVID-19 vaccines, and the continued unprecedented fiscal and monetary support provided by the Federal government and the Federal Reserve (the “Fed”). The yield curve steepened with longer term U.S. treasury yields moving up, driven by an improving growth outlook and higher inflation expectations. The 10-Year U.S. Treasury yield (rates) ended the same period at 1.59%, an increase of 94 basis points (“bps”) over the last twelve-month period (“LTM”). Rising commodity prices stoked inflation concerns, with the Bloomberg Commodities Index up 46.10% in the LTM period due to improving global economic conditions. Given the rate move, higher quality fixed income assets, which are negatively correlated with rising interest rates, underperformed other risk assets. During the LTM period, the US Aggregate Index was down 0.40%, investment grade corporate bonds returned 3.97%, while the 10-Year U.S. Treasury and 30-Year U.S. Treasury were down 7.30% and 17.62%, respectively. Over the same period, the S&P 500® Index returned 40.32%, high-yield bonds returned 15.13% and senior loans returned 12.51%.1
[1]	Bloomberg: High-Yield Bonds are represented by the ICE BofA US High Yield Constrained Index, Investment Grade Corporate Bonds are represented by the ICE BofA US Corporate Index, the US Aggregate Index is represented by the Bloomberg Barclays US Aggregate Bond Index, and Senior Loans are represented by the S&P/LSTA Leveraged Loan Index.

Portfolio Commentary (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Annual Report
May 31, 2021 (Unaudited)
Senior loans generated positive returns in all but one month during the LTM period. The one exception was in March 2021 when senior loans generated a return of 0.00%. The returns were consistent and evenly distributed with no large monthly outliers driving the total return throughout the same period.
Retail demand for the senior loan asset class turned positive in the LTM period as senior loans ended May 2021 with six consecutive months of inflows after previously experiencing 26-months of consecutive outflows. The rising rate environment coupled with higher inflation expectations drove investor demand for floating rate assets. Inflows totaled $15.6 billion during the LTM period with $22.7 billion of inflows recorded in the last 6 months of the LTM period.2,3 Despite higher inflation expectations the Fed has stated that it considers inflationary pressures to be transitory, and continues to indicate to the market that they do not expect to raise rates until 2023 as they expect the economy will take time to fully recover.
Performance Analysis
The Fund’s NAV and market price returns4 were 10.75% and 17.12%, respectively, for the LTM period ended May 31, 2021. The S&P/LSTA Leveraged Loan Index (the “Index”) returned 12.51% during the same period. The Fund entered the period at a 7.40% discount to NAV and tightened 533 bps to a 2.07% discount to NAV by the end of the period. The Fund traded at an average discount to NAV of 5.22% during the LTM period. The Fund remains well diversified and was invested in 66 different issuers and 77 individual securities (1.30% average position size). The Fund was also well diversified across 20 different industries, the largest of which was Software at 20.43%, followed by Hotels, Restaurants & Leisure at 19.45% and Health Care Providers & Services at 14.38%. The Fund held 99.40% of its assets in senior loans and 0.23% of its assets in high-yield bonds, which is relatively unchanged from the prior year period.
Relative to the Index, the primary detractor to performance was the Fund’s overweight and security selection within the electronics/electrical (technology) industry. Within electronics/electrical (technology), the primary drivers were the Fund’s overweight positions in an information technology management company, a document management software company and a cyber security services provider that all delivered positive returns during the LTM period but lagged the electronics/electrical (technology) industry return. The Fund’s use of leverage was a tailwind as risk asset prices generated positive returns over the LTM period. In contrast to the Fund, the Index is not levered. In addition, the Fund benefitted from security selection within the leisure and automotive industries. Within leisure, the Fund’s overweight positions in movie theaters significantly outperformed during the LTM period as the rollout of vaccines is expected to result in an acceleration of the film slate.
From an income perspective, the monthly distribution rate began the period at $0.0203 per share and ended at $0.0103 per share. The annualized distribution rate at the end of May 2021 was 1.28% at NAV and 1.31% at market price.
Market and Fund Outlook
Fixed income spreads are tight relative to the historical average, however, we believe that the economic outlook remains supportive as widespread vaccination and full reopening of the economy, coupled with continued support from the Federal government and the Fed, progresses. Moreover, we believe that interest rates are poised to rise in the near to medium term which would dampen longer duration fixed income asset returns. Over the next eight months as the Fund approaches its Termination Date, the portfolio management team anticipates actively reducing the Fund’s leverage and shifting the portfolio composition to shorter dated and higher-quality holdings. As a result of these actions, investors should continue to anticipate periodic reductions in the Fund’s distribution per share going forward.
[2]	JP Morgan Leverage Loan Market Monitor.
[3]	The outflows began in the fourth quarter of 2018 due to a general concern for the sustainability of growth in the economy which was fueled by the ongoing trade dispute with China and the potential implications of the Fed’s tightening cycle which began in December 2016 and resulted in a 200 bps increase in the target Federal Funds rate to 2.50%. Since then the Federal Funds target rate was cut to 0.25% to combat the current economic conditions due to the COVID-19 pandemic.
[4]	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Portfolio of Investments
May 31, 2021
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) – 140.2%
	Aerospace & Defense – 3.5%
$12,113,893	Transdigm, Inc., Tranche G Refinancing TL, 1 Mo. LIBOR + 2.25%, 0.00% Floor	2.34%	08/22/24	$11,962,470
	Apparel Retail – 0.1%
300,110	Burlington Coat Factory Warehouse Corp., Term Loan B-5, 1 Mo. LIBOR + 1.75%, 0.00% Floor	1.85%	11/17/24	297,109
	Application Software – 24.1%
6,489,093	CCC Information Services, Inc. (Cypress), Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.00%	04/26/24	6,488,509
9,236,885	Hyland Software, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.75% Floor	4.25%	07/01/24	9,255,175
1,574,847	Inmar, Inc., Term Loan B, 3 Mo. LIBOR + 4.00%, 1.00% Floor	5.00%	05/01/24	1,568,941
3,968,083	Internet Brands, Inc. (Web MD/MH Sub I, LLC), 2020 June New Term Loan, 1 Mo. LIBOR + 3.75%, 1.00% Floor	4.75%	09/15/24	3,978,836
12,546,516	Internet Brands, Inc. (Web MD/MH Sub I, LLC), Initial Term Loan, 1 Mo. LIBOR + 3.50%, 0.00% Floor	3.59%	09/13/24	12,485,540
11,926,378	McAfee, LLC, Term Loan B, 1 Mo. LIBOR + 3.75%, 0.00% Floor	3.84%	09/30/24	11,929,359
19,143,731	SolarWinds Holdings, Inc., Initial Term Loan, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.84%	02/05/24	18,856,575
18,984,074	Solera Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.84%	03/03/23	18,954,839
				83,517,774
	Broadcasting – 11.0%
812,851	Cumulus Media Holdings, Inc., Term Loan B, 3 Mo. LIBOR + 3.75%, 1.00% Floor	4.75%	03/31/26	810,818
1,563,784	iHeartCommunications, Inc., Incremental Term Loan B, 1 Mo. LIBOR + 4.00%, 0.75% Floor	4.75%	05/01/26	1,565,738
2,251,870	iHeartCommunications, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	3.09%	04/29/26	2,227,009
1,681,529	Nexstar Broadcasting, Inc., Incremental Term Loan B-4, 1 Mo. LIBOR + 2.50%, 0.00% Floor	2.61%	09/19/26	1,675,695
14,387,161	Nexstar Broadcasting, Inc., Nexstar Term Loan B-3, 1 Mo. LIBOR + 2.25%, 0.00% Floor	2.34%	01/17/24	14,337,238
6,343,798	Sinclair Television Group, Inc., Term Loan B-2, 1 Mo. LIBOR + 2.25%, 0.00% Floor	2.37%	01/03/24	6,300,978
11,284,968	Univision Communications, Inc., 2017 Replacement Repriced First Lien Term Loan C-5, 1 Mo. LIBOR + 2.75%, 1.00% Floor	3.75%	03/15/24	11,266,799
				38,184,275
	Cable & Satellite – 2.0%
2,225,235	Cablevision (aka CSC Holdings, LLC), March 2017 Term Loan B-1, 1 Mo. LIBOR + 2.25%, 0.00% Floor	2.35%	07/17/25	2,197,976
4,766,208	WideOpenWest Finance, LLC, Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	4.25%	08/19/23	4,751,337
				6,949,313
	Casinos & Gaming – 23.6%
3,000,000	Aristocrat Technologies, Inc., Term B-3 Loan, 3 Mo. LIBOR + 1.75%, 0.00% Floor	1.94%	10/19/24	2,979,750
651,987	Bally’s Corp. (fka Twin River), Term Loan B, 3 Mo. LIBOR + 2.75%, 0.00% Floor	2.95%	05/10/26	645,956
12,835,500	Boyd Gaming Corp., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	2.31%	09/15/23	12,812,011

See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Portfolio of Investments (Continued)
May 31, 2021
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Casinos & Gaming (Continued)
$439,614	Caesars Resort Collection, LLC, Term B-1 Loans, 1 Mo. LIBOR + 4.50%, 0.00% Floor	4.59%	06/30/25	$440,796
17,915,026	Caesars Resort Collection, LLC, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.84%	12/22/24	17,764,719
15,998,274	CityCenter Holdings, LLC, Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	3.00%	04/18/24	15,870,768
11,346,002	Golden Nugget, Inc., Term Loan B, 2 Mo. LIBOR + 2.50%, 0.75% Floor	3.25%	10/04/23	11,251,036
4,987,147	GVC Holdings PLC, Term Loan B3 (USD), 6 Mo. LIBOR + 2.25%, 1.00% Floor	3.00%	03/16/24	4,966,899
15,184,704	Scientific Games International, Inc., Term Loan B5, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.84%	08/14/24	15,026,480
				81,758,415
	Coal & Consumable Fuels – 1.0%
3,884,455	Arch Coal, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	3.75%	03/07/24	3,612,543
	Communications Equipment – 0.3%
849,070	Commscope, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	3.34%	04/06/26	845,003
	Electric Utilities – 0.5%
1,809,603	PG&E Corp., Term Loan B, 3 Mo. LIBOR + 3.00%, 0.50% Floor	3.50%	06/23/25	1,793,769
	Food Distributors – 2.1%
7,352,755	US Foods, Inc., Term Loan B, 1 Mo. LIBOR + 1.75%, 0.00% Floor	1.84%	06/27/23	7,283,198
	Health Care Facilities – 1.4%
4,697,055	Select Medical Corporation, Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	2.37%	03/06/25	4,657,412
	Health Care Services – 14.9%
2,157,758	Air Methods Corp. (aka ASP AMC Intermediate Holdings, Inc.), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	4.50%	04/21/24	2,128,909
13,388	athenahealth, Inc. (VVC Holding Corp.), Term Loan B-1, 1 Mo. LIBOR + 4.25%, 0.00% Floor	4.35%	02/11/26	13,425
5,341,778	athenahealth, Inc. (VVC Holding Corp.), Term Loan B-1, 3 Mo. LIBOR + 4.25%, 0.00% Floor	4.41%	02/11/26	5,356,467
1,834,005	Aveanna Healthcare, LLC, Term Loan B, 3 Mo. LIBOR + 4.25%, 1.00% Floor	5.25%	03/16/24	1,835,381
15,920,695	CHG Healthcare Services, Inc., Term Loan, 6 Mo. LIBOR + 3.00%, 1.00% Floor	4.00%	06/07/23	15,900,794
3,881,393	Envision Healthcare Corporation, Initial Term Loan, 1 Mo. LIBOR + 3.75%, 0.00% Floor	3.84%	10/10/25	3,305,239
16,306,497	Exam Works (Gold Merger Co., Inc.), Term Loan B-1, 3 Mo. LIBOR + 3.25%, 1.00% Floor	4.25%	07/27/23	16,321,010
3,074,112	Team Health, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	3.75%	02/06/24	2,958,833
3,989,637	U.S. Anesthesia Partners Intermediate Holdings, Inc., Term Loan B, 6 Mo. LIBOR + 3.00%, 1.00% Floor	4.00%	06/23/24	3,949,741
				51,769,799
	Health Care Technology – 6.4%
450,418	Change Healthcare Holdings, LLC, Closing Date Term Loan, 1 Mo. LIBOR + 2.50%, 1.00% Floor	3.50%	03/01/24	450,008
See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Portfolio of Investments (Continued)
May 31, 2021
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Health Care Technology (Continued)
$15,283,795	Change Healthcare Holdings, LLC, Closing Date Term Loan, 3 Mo. LIBOR + 2.50%, 1.00% Floor	3.50%	03/01/24	$15,269,887
1,701	Press Ganey (Azalea TopCo, Inc.), Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00% Floor	3.59%	07/25/26	1,690
668,424	Press Ganey (Azalea TopCo, Inc.), Term Loan B, 3 Mo. LIBOR + 3.50%, 0.00% Floor	3.69%	07/25/26	664,247
5,735,982	Verscend Technologies, Inc. (Cotiviti), New Term Loan B, 1 Mo. LIBOR + 4.00%, 0.00% Floor	4.09%	08/27/25	5,737,014
				22,122,846
	Hotels, Resorts & Cruise Lines – 2.3%
8,105,306	Four Seasons Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	2.09%	11/30/23	8,086,178
	Household Appliances – 0.3%
1,140,210	Traeger Grills (TGP Holdings III, LLC), 2018 Refinancing Term Loan, 3 Mo. LIBOR + 4.00%, 1.00% Floor	5.00%	09/25/24	1,139,138
	Human Resource & Employment Services – 1.7%
5,932,126	Alight, Inc. (fka Tempo Acq.), Non Extended Term Loan, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.84%	05/01/24	5,921,033
	Insurance Brokers – 5.9%
2,067,644	Alliant Holdings I, LLC, 2019 New Term Loan, 1 Mo. LIBOR + 3.20%, 0.00% Floor	3.34%	05/10/25	2,048,621
3,257,036	Alliant Holdings I, LLC, Initial Term Loan, 1 Mo. LIBOR + 3.25%, 0.00% Floor	3.34%	05/09/25	3,226,909
16,338	HUB International Limited, Initial Term Loan B, 2 Mo. LIBOR + 2.75%, 0.00% Floor	2.90%	04/25/25	16,173
6,339,237	HUB International Limited, Initial Term Loan B, 3 Mo. LIBOR + 2.75%, 0.00% Floor	2.93%	04/25/25	6,275,211
2,035,282	HUB International Limited, New Term Loan B-3, 3 Mo. LIBOR + 3.25%, 0.75% Floor	4.00%	04/25/25	2,035,872
6,705,765	USI, Inc. (fka Compass Investors, Inc.), Term Loan B, 3 Mo. LIBOR + 3.00%, 0.00% Floor	3.20%	05/15/24	6,649,168
				20,251,954
	Integrated Telecommunication Services – 0.2%
717,925	Numericable (Altice France SA or SFR), Term Loan B-11, 3 Mo. LIBOR + 2.75%, 0.00% Floor	2.94%	07/31/25	706,481
	Managed Health Care – 4.0%
13,907,342	Multiplan, Inc. (MPH), Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor	3.75%	06/07/23	13,885,229
	Movies & Entertainment – 2.0%
916,245	Cineworld Group PLC (Crown), Priority Term Loan B-1, Fixed Rate at 15.25% (d)	15.25%	05/23/24	1,151,033
6,695,539	Cineworld Group PLC (Crown), Term Loan B, 3 Mo. LIBOR + 2.50%, 1.00% Floor	3.50%	02/28/25	5,803,359
				6,954,392
	Packaged Foods & Meats – 3.3%
3,005,216	Hostess Brands, LLC (HB Holdings), Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	3.00%	08/03/25	2,993,195
27,967	Hostess Brands, LLC (HB Holdings), Term Loan B, 2 Mo. LIBOR + 2.25%, 0.75% Floor	3.00%	08/03/25	27,855

See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Portfolio of Investments (Continued)
May 31, 2021
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Packaged Foods & Meats (Continued)
$7,985,658	Hostess Brands, LLC (HB Holdings), Term Loan B, 3 Mo. LIBOR + 2.25%, 0.75% Floor	3.00%	08/03/25	$7,953,715
175,458	Simply Good Foods (Atkins Nutritionals, Inc.), Term Loan B, 1 Mo. LIBOR + 3.75%, 1.00% Floor	4.75%	07/07/24	176,042
412,843	Simply Good Foods (Atkins Nutritionals, Inc.), Term Loan B, 3 Mo. LIBOR + 3.75%, 1.00% Floor	4.75%	07/07/24	414,218
				11,565,025
	Paper Packaging – 5.0%
17,342,206	Pactiv LLC/Evergreen Packaging, LLC (fka Reynolds Group Holdings), Tranche B-1 U.S. Term Loan, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.84%	02/05/23	17,296,423
	Pharmaceuticals – 13.0%
1,194,429	Akorn, Inc., Exit Take Back Term Loan , 3 Mo. LIBOR + 7.50%, 1.00% Floor (e) (f)	8.50%	09/30/25	1,221,303
5,462,662	Bausch Health Companies, Inc. (Valeant), First Incremental Term Loan, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.84%	06/01/25	5,431,580
7,118,210	Bausch Health Companies, Inc. (Valeant), Initial Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	3.09%	06/01/25	7,087,958
2,436,426	GoodRX, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.84%	10/15/25	2,430,335
8,263,640	Mallinckrodt International Finance S.A., 2017 Term Loan B, 6 Mo. LIBOR + 5.25%, 0.75% Floor (g)	6.00%	09/24/24	7,938,796
1,094,266	Mallinckrodt International Finance S.A., 2018 Incremental Term Loan, 6 Mo. LIBOR + 5.50%, 0.75% Floor (g)	6.25%	02/24/25	1,052,322
20,150,938	Parexel International Corp., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.84%	09/27/24	19,980,260
				45,142,554
	Restaurants – 1.5%
13,712	IRB Holding Corp. (Arby’s/Inspire Brands), Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor	3.75%	02/05/25	13,647
5,306,572	IRB Holding Corp. (Arby’s/Inspire Brands), Term Loan B, 6 Mo. LIBOR + 2.75%, 1.00% Floor	3.75%	02/05/25	5,281,259
				5,294,906
	Specialized Consumer Services – 5.4%
18,674,788	Asurion, LLC, Term Loan B6, 1 Mo. LIBOR + 3.00%, 0.00% Floor	3.09%	11/03/23	18,624,179
	Systems Software – 4.7%
5,493,077	Applied Systems, Inc., 1st Lien Term Loan, 3 Mo. LIBOR + 3.25%, 0.50% Floor	3.75%	09/19/24	5,484,838
76,496	Applied Systems, Inc., 1st Lien Term Loan, Prime Rate + 2.25%, 3.25% Floor	5.50%	09/19/24	76,381
8,359,940	BMC Software Finance, Inc. (Boxer Parent), Term Loan B, 1 Mo. LIBOR + 3.75%, 0.00% Floor	3.84%	10/02/25	8,313,292
349,319	Misys Financial Software Ltd. (Almonde, Inc.) (Finastra), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	4.50%	06/13/24	344,673
894,262	Misys Financial Software Ltd. (Almonde, Inc.) (Finastra), Term Loan B, 6 Mo. LIBOR + 3.50%, 1.00% Floor	4.50%	06/13/24	882,368
See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Portfolio of Investments (Continued)
May 31, 2021
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Systems Software (Continued)
$1,261,093	SUSE (Marcel Lux IV SARL), Facility B1 USD, 1 Mo. LIBOR + 3.25%, 0.00% Floor	3.36%	03/15/26	$1,257,940
				16,359,492
	Total Senior Floating-Rate Loan Interests			485,980,910
	(Cost $486,351,443)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) – 0.4%
	Broadcasting – 0.3%
1,290,000	Diamond Sports Group, LLC/Diamond Sports Finance Co. (h)	5.38%	08/15/26	956,212
	Coal & Consumable Fuels – 0.1%
280,000	Peabody Energy Corp. (h)	6.38%	03/31/25	161,000
	Total Corporate Bonds and Notes			1,117,212
	(Cost $1,058,224)

Shares	Description	Value
COMMON STOCKS (c) – 0.4%
	Pharmaceuticals – 0.4%
101,688	Akorn, Inc. (e) (i) (j)	1,584,655
	(Cost $1,166,043)
WARRANTS (c) – 0.1%
	Movies & Entertainment – 0.1%
286,831	Cineworld Group PLC, expiring 12/10/25 (j) (k)	240,163
	(Cost $0)
MONEY MARKET FUNDS (c) – 1.9%
6,628,360	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 0.01% (l)	6,628,360
	(Cost $6,628,360)
	Total Investments – 143.0%	495,551,300
	(Cost $495,204,070) (m)
	Outstanding Loans – (40.1)%	(139,000,000)
	Net Other Assets and Liabilities – (2.9)%	(9,961,400)
	Net Assets – 100.0%	$346,589,900

(a)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.
(b)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(c)	All of these securities are available to serve as collateral for the outstanding loans.
(d)	The issuer may pay interest on the loans in cash and in Payment-In-Kind (“PIK”) interest. Interest paid in cash will accrue at the rate of 7.00% per annum (“Cash Interest Rate”) and PIK interest will accrue on the loan at the rate of 8.25% per annum. For the fiscal year ended May 31, 2021, the Fund received a portion of the interest in cash and PIK interest with a principal value of $26,266 for Cineworld Group PLC (Crown).

See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Portfolio of Investments (Continued)
May 31, 2021
(e)	On October 1, 2020, Akorn Holding Company LLC completed a Bankruptcy Plan of Reorganization. In connection with the Plan of Reorganization, the Fund received a portion of a new exit term loan and a share of the newly issued common equity shares in the re-organized company.
(f)	The issuer may pay interest on the loans (1) entirely in cash or (2) in the event that both the PIK Toggle Condition has been satisfied and the issuer elects to exercise the PIK interest, 2.50% payable in cash and 7.00% payable as PIK interest. For the fiscal year ended May 31, 2021, this security paid all of its interest in cash.
(g)	This issuer has filed for protection in bankruptcy court.
(h)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At May 31, 2021, securities noted as such amounted to $1,117,212 or 0.3% of net assets.
(i)	Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for the security is determined based on security-specific factors and assumptions, which require subjective judgment. At May 31, 2021, securities noted as such amounted to $1,584,655 or 0.4% of net assets.
(j)	Non-income producing security.
(k)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(l)	Rate shown reflects yield as of May 31, 2021.
(m)	Aggregate cost for federal income tax purposes was $495,386,987. As of May 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,752,243 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,587,930. The net unrealized appreciation was $164,313.

LIBOR	London Interbank Offered Rate
USD	United States Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 5/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Senior Floating-Rate Loan Interests*	$ 485,980,910	$ —	$ 485,980,910	$ —
Corporate Bonds and Notes*	1,117,212	—	1,117,212	—
Common Stocks*	1,584,655	—	1,584,655	—
Warrants*	240,163	—	240,163	—
Money Market Funds	6,628,360	6,628,360	—	—
Total Investments	$ 495,551,300	$ 6,628,360	$ 488,922,940	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Statement of Assets and Liabilities
May 31, 2021
ASSETS:
Investments, at value (Cost $495,204,070)	$ 495,551,300
Cash	642,929
Receivables:
Investment securities sold	1,734,718
Interest	931,709
Prepaid expenses	26,911
Total Assets	498,887,567
LIABILITIES:
Outstanding loans	139,000,000
Payables:
Investment securities purchased	12,571,010
Investment advisory fees	348,814
Excise tax	165,440
Audit and tax fees	79,246
Interest and fees on loans	43,823
Legal fees	29,061
Administrative fees	26,076
Shareholder reporting fees	17,262
Custodian fees	7,272
Transfer agent fees	3,338
Trustees’ fees and expenses	2,592
Financial reporting fees	771
Other liabilities	2,962
Total Liabilities	152,297,667
NET ASSETS	$346,589,900
NET ASSETS consist of:
Paid-in capital	$ 351,128,646
Par value	358,316
Accumulated distributable earnings (loss)	(4,897,062)
NET ASSETS	$346,589,900
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$9.67
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	35,831,569

See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Statement of Operations
For the Year Ended May 31, 2021
INVESTMENT INCOME:
Interest	$ 17,514,378
Other	500,276
Total investment income	18,014,654
EXPENSES:
Investment advisory fees	3,935,468
Interest and fees on loans	1,165,746
Excise tax expense	311,049
Administrative fees	294,007
Audit and tax fees	80,877
Legal fees	76,373
Shareholder reporting fees	66,056
Listing expense	30,163
Transfer agent fees	20,293
Trustees’ fees and expenses	15,631
Custodian fees	10,905
Financial reporting fees	9,250
Other	42,031
Total expenses	6,057,849
NET INVESTMENT INCOME (LOSS)	11,956,805
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(1,333,220)
Net change in unrealized appreciation (depreciation) on investments	22,994,485
NET REALIZED AND UNREALIZED GAIN (LOSS)	21,661,265
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 33,618,070
See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Statements of Changes in Net Assets
	Year Ended 5/31/2021	Year Ended 5/31/2020
OPERATIONS:
Net investment income (loss)	$ 11,956,805	$ 14,378,718
Net realized gain (loss)	(1,333,220)	(7,431,479)
Net change in unrealized appreciation (depreciation)	22,994,485	(15,085,573)
Net increase (decrease) in net assets resulting from operations	33,618,070	(8,138,334)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(6,757,834)	(11,774,254)
Total increase (decrease) in net assets	26,860,236	(19,912,588)
NET ASSETS:
Beginning of period	319,729,664	339,642,252
End of period	$ 346,589,900	$ 319,729,664
COMMON SHARES:
Common Shares at end of period	35,831,569	35,831,569

See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Statement of Cash Flows
For the Year Ended May 31, 2021
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$33,618,070
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(586,197,294)
Sales, maturities and paydown of investments	560,053,491
Net amortization/accretion of premiums/discounts on investments	(1,408,919)
Net realized gain/loss on investments	1,333,220
Net change in unrealized appreciation/depreciation on investments	(22,994,485)
Changes in assets and liabilities:
Increase in interest receivable	(38,916)
Increase in prepaid expenses	(4,485)
Decrease in interest and fees payable on loans	(122,378)
Increase in investment advisory fees payable	47,372
Increase in audit and tax fees payable	19,491
Increase in legal fees payable	21,497
Decrease in shareholder reporting fees payable	(991)
Decrease in administrative fees payable	(3,180)
Decrease in custodian fees payable	(13,844)
Decrease in transfer agent fees payable	(1,769)
Decrease in trustees’ fees and expenses payable	(144)
Increase in excise tax payable	42,172
Decrease in other liabilities payable	(739)
Cash used in operating activities		$(15,651,831)
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(6,757,834)
Repayment of borrowings	(145,000,000)
Proceeds from borrowings	168,000,000
Cash provided by financing activities		16,242,166
Increase in cash		590,335
Cash at beginning of period		52,594
Cash at end of period		$642,929
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$1,288,124
Cash paid during the year for excise taxes		$268,877
See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended				Period Ended 5/31/2017 (a)
	5/31/2021	5/31/2020	5/31/2019	5/31/2018
Net asset value, beginning of period	$ 8.92	$ 9.48	$ 9.64	$ 9.88	$ 9.85
Income from investment operations:
Net investment income (loss)	0.34	0.40	0.48	0.47	0.17
Net realized and unrealized gain (loss)	0.60	(0.63)	(0.16)	(0.21)	0.00 (b)
Total from investment operations	0.94	(0.23)	0.32	0.26	0.17
Distributions paid to shareholders from:
Net investment income	(0.19)	(0.33)	(0.48)	(0.50)	(0.13)
Common Shares offering costs charged to paid-in capital	—	—	—	—	(0.02)
Premiums from shares sold in at the market offering	—	—	—	—	0.01
Net asset value, end of period	$9.67	$8.92	$9.48	$9.64	$9.88
Market value, end of period	$9.47	$8.26	$8.87	$9.37	$10.00
Total return based on net asset value (c)	10.75%	(2.30)%	3.67%	2.83%	1.59%
Total return based on market value (c)	17.12%	(3.30)%	(0.21)%	(1.24)%	1.28%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 346,590	$ 319,730	$ 339,642	$ 345,578	$ 353,941
Ratio of total expenses to average net assets	1.81%	2.41%	2.66%	2.10%	1.69% (d)
Ratio of total expenses to average net assets excluding interest expense	1.46%	1.41%	1.38%	1.33%	1.28% (d)
Ratio of net investment income (loss) to average net assets	3.57%	4.34%	5.01%	4.84%	3.86% (d)
Portfolio turnover rate	76%	68%	61%	95%	61%
Indebtedness:
Total loans outstanding (in 000’s)	$ 139,000	$ 116,000	$ 148,000	$ 119,000	$ 128,000
Asset coverage per $1,000 of indebtedness (e)	$ 3,493	$ 3,756	$ 3,295	$ 3,904	$ 3,765

(a)	The Fund was seeded on November 15, 2016 and commenced operations on December 21, 2016.
(b)	Amount represents less than $0.01 per share.
(c)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(d)	Annualized.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2021
1. Organization
First Trust Senior Floating Rate 2022 Target Term Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on October 14, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FIV” on the New York Stock Exchange (“NYSE”).
The investment objectives of the Fund are to seek a high level of current income and to return $9.85 per Common Share of beneficial interest of the Fund to the holders of Common Shares on or about February 1, 2022. Under normal market conditions, the Fund pursues its investment objectives by investing at least 80% of its Managed Assets in a portfolio of senior secured floating-rate loans (“Senior Loans”)(1) of any maturity. “Managed Assets” means the average daily gross asset value of the Fund (which includes assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of any borrowings or commercial paper or notes issued by the Fund), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund). There can be no assurance that the Fund’s investment objectives will be achieved. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The NAV of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
1)	the fundamental business data relating to the borrower;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2021
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the borrower;
5)	the credit quality and cash flow of the borrower, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s management;
11)	the prospects for the borrower’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s competitive position within the industry;
13)	the borrower’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
Corporate bonds, corporate notes, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Shares of open-end funds are valued at fair value which is based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2021
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2021, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized to the earliest call date of each respective borrowing.
The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the March 5, 2021 announcement constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At May 31, 2021, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2021
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund had no unfunded loan commitments as of May 31, 2021.
D. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended May 31, 2021, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $488,569, an increase in accumulated net realized gain (loss) of $134,968 and a decrease in paid-in capital of $623,537. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by these reclassifications.
The tax character of distributions paid by the Fund during the fiscal years ended May 31, 2021 and 2020, was as follows:
Distributions paid from:	2021	2020
Ordinary income	$6,757,834	$11,774,254
Capital gains	—	—
Return of capital	—	—
As of May 31, 2021, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$9,859,067
Undistributed capital gains	—
Total undistributed earnings	9,859,067
Accumulated capital and other losses	(14,920,442)
Net unrealized appreciation (depreciation)	164,313
Total accumulated earnings (losses)	(4,897,062)
Other	—
Paid-in capital	351,486,962
Total net assets	$346,589,900
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year. For the fiscal year ended May 31, 2021, the Fund incurred $311,049 of excise tax expense.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At May 31, 2021, the Fund had $13,804,621 of non-expiring capital loss carryforwards for federal income tax purposes.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2021
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2021, the Fund incurred $1,115,821 of late year capital losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of May 31, 2021, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
F. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended May 31, 2021, were $384,285,624 and $356,630,787, respectively.
5. Borrowings
For the fiscal year ended May 31, 2021, the Fund has a committed facility agreement (the “agreement”) with The Bank of Nova Scotia (“Scotia”) that has a maximum commitment amount of $151,000,000. As the Fund approaches its Termination Date, the Fund has reduced and intends to continue reducing the maximum commitment amount in its Scotia agreement. The borrowing rate under the facility is equal to the 1-month LIBOR plus 0.85%. Prior to January 4, 2021, the maximum commitment amount was $158,000,000 and the borrowing rate under the facility was equal to the 1-month LIBOR plus 0.775%. When LIBOR loans are not available, the Fund may request alternate base rate loans in which case the exact interest rate is determined at the time of borrowing. In addition, under the facility, the Fund pays a commitment fee of 0.25% on the undrawn amount of such facility when the utilization is below 75% of the maximum commitment amount, and 0.15% in all other events. For the fiscal year ended May 31, 2021, the average amount outstanding was $127,863,014 with a weighted average interest rate of 0.96%. As of May 31, 2021, the Fund had outstanding borrowings of $139,000,000, which approximates fair value, under the agreement. During the year ended May 31, 2021, the Fund had Prime Rate loans with an interest rate of 3.25%. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the fiscal year ended May 31, 2021 were 3.25% and 0.91%, respectively. The weighted average interest rate at May 31, 2021 was 0.95%.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2021
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
As explained in Note 5, as the Fund approaches its Termination Date, the Fund intends to reduce the maximum commitment amount in the Scotia agreement. As of July 14, 2021, the maximum commitment amount in the Scotia agreement was $103,000,000.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Senior Floating Rate 2022 Target Term Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Senior Floating Rate 2022 Target Term Fund (the “Fund”), including the portfolio of investments, as of May 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended May 31, 2021, 2020, 2019, 2018 and the period from December 21, 2016 (commencement of operations) through May 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended May 31, 2021, 2020, 2019, 2018, and the period from December 21, 2016 (commencement of operations) through May 31, 2017, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
July 23, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2021 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2021 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended May 31, 2021, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Distributions paid to foreign shareholders during the Fund’s fiscal year ended May 31, 2020 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of September 18, 2020, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 14, 2020. At the Annual Meeting, James A. Bowen and Robert F. Keith were elected by the Common Shareholders of the First Trust Senior Floating Rate 2022 Target Term Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2023. The number of votes cast in favor of Mr. Bowen was 17,351,250 and the number of votes withheld was 15,109,158. The number of votes cast in favor of Mr. Keith was 31,903,608 and the number of votes withheld was 556,800. Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.
Amended and Restated By-Laws
On October 19, 2020, after a thorough review, and consistent with the interests of the Fund, the Board of Trustees adopted Amended and Restated By-Laws, dated October 19, 2020 (the “Amended and Restated By-Laws”).
Among other changes, the Amended and Restated By-Laws contain new timelines for advance notice of shareholder proposals and nominations to be brought before a meeting of shareholders. Further, the Amended and Restated By-Laws require compliance with certain procedural and informational requirements in connection with the advance notice of shareholder proposals or nominations, including a requirement to provide certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws contain certain changes contemplating the nomination, qualification and procedures for the election of Trustees. The Amended and Restated By-Laws require additional information from a nominee for Trustee, and if requested, require a nominee to sit for an interview with the Board, to determine whether the nominee has the ability to critically review, evaluate, question and discuss information provided to the Board, and interact effectively with the other Trustees and management of the Fund, among other parties. Additionally, the Amended and Restated By-Laws include qualifications and eligibility requirements for Trustees.
The Amended and Restated By-Laws provide that in the instance in which the number of persons nominated for election as Trustee exceeds the number of Trustees to be elected, the affirmative vote of a majority of shares outstanding and entitled to vote in such an election is required to elect a Trustee. In all other elections, the plurality standard pursuant to which Trustees are elected will remain.
The Amended and Restated By-Laws also include provisions (the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of the Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share Provisions are primarily intended to seek to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share Provisions do not eliminate voting rights for

Additional Information (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2021 (Unaudited)
common shares acquired in Control Share Acquisitions, but rather entrust the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share Provisions define a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share Provisions, would give the beneficial owner upon the acquisition of such shares the ability to exercise voting power in the election of Trustees of the Fund in any of the following ranges:
(i) one-tenth or more, but less than one-fifth of all voting power;
(ii) one-fifth or more, but less than one-third of all voting power;
(iii) one-third or more, but less than a majority of all voting power; or
(iv) a majority or more of all voting power.
Share acquisitions that pre-date the adoption of the Amended and Restated By-Laws are excluded from the definition of Control Share Acquisition. However, such shares are included in assessing whether any subsequent share acquisition exceeds the above thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share Provisions, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized. If a shareholder who obtains or proposes to obtain beneficial ownership of shares in a Control Share Acquisition does not demand a special meeting of Fund shareholders, consideration of the authorization of voting rights of such shares shall be presented at the Fund’s next annual or special meeting of shareholders.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.

Investment Objectives, Policies, Risks and Effects of Leverage
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2021 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended May 31, 2021. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objectives
The Fund’s investment objectives are to seek a high level of current income and to return $9.85 per common share of beneficial interest (“Common Share”) of the Fund on or about February 1, 2022. Based on current market conditions and expectations, the Fund believes it is unlikely to achieve its objective of returning $9.85 per Common Share upon its termination.
Principal Investment Policies
Under normal market conditions, the Fund invests at least 80% of its Managed Assets (as defined below) in Senior Loans of any maturity. Senior Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions, including entities in emerging market countries (collectively, “Borrowers”).
“Managed Assets” means the average daily gross asset value of the Fund (which includes assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of any borrowings or commercial paper or notes issued by the Fund), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund).
Senior Loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, plus a risk premium. Senior Loans are generally negotiated between a Borrower and several financial institution lenders (“Lenders”) represented by one or more Lenders acting as agent of all of the Lenders (“Agent”). The Agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the Lenders. The Fund may purchase assignments of portions of Senior Loans from third parties or invest in participations in Senior Loans. The Fund’s investments in Senior Loans primarily consists of assignments, and participations represent a minor portion of the Fund’s portfolio. An assignment involves the sale of a loan by an existing Lender to the Fund whereas a participation involves the sale of a beneficial interest in a loan by the lender to the Fund. In an assignment, the Fund becomes a lender of record and a party to the underlying loan agreement; whereas, in a participation, the Fund purchases only an economic interest in the loan and does not become a party to the underlying loan agreement.
The Fund generally acquires Senior Loans of Borrowers that the Advisor believes can make timely payments on their Senior Loans and that satisfy other credit standards established by the Advisor. Senior Loans generally hold one of the most senior positions in the capital structure of the Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. This capital structure position generally gives holders of Senior Loans a priority claim on some or all of the Borrower’s assets in the event of default. All of the Fund’s Senior Loan investments are secured and have a first lien priority on collateral of the Borrower. Senior Loans are typically rated below investment grade, and the Fund’s investments in such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.
As the Fund nears its termination date, the Fund may invest in higher credit quality instruments with maturities extending beyond the termination date to seek to improve the liquidity of its portfolio and reduce investment risk. This may reduce the amount available for distribution to common shareholders. In seeking to return Original NAV to investors on or about the termination date, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income and possibly retaining gains.
In addition, the Fund:
•	May invest no more than 15% of its Managed Assets in securities rated “CCC+” or lower by S&P Global Ratings or Fitch Ratings, a part of the Fitch Group, or “Caa1” or lower by Moody’s Investor Services, Inc., or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality.
o	For purposes of determining whether a security is “CCC+/Caa1” or its equivalent, the highest available rating is used.

•	May invest up to 20% of its Managed Assets in:
o	(i) loans that have lower than first lien priority on collateral or that are not secured by any specific collateral of the Borrower;

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2021 (Unaudited)
o	(ii) other income producing securities (including, without limitation, U.S. government debt securities and corporate debt securities);
o	(iii) warrants and equity securities, including common stock and preferred stock, issued by a Borrower or its affiliates; and
o	(iv) investment companies.
•	Will not invest in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings, other than:
o	(i) such securities which it already owns that, at the time of initial investment, were not in default or involved in bankruptcy or insolvency proceedings; and
o	(ii) debtor-in-possession loans.
•	May not invest more than 5% of its Managed Assets in securities issued by a single issuer, other than securities issued by the U.S. government. • The Fund may use certain credit derivatives to take on additional credit risk and obtain exposure to Senior Loans. The Fund’s use of total return swaps, credit default swaps and other derivative transactions other than for hedging purposes, as measured by the total notional amount of such instruments, will not exceed 20% of the Fund’s Managed Assets.
o	If and when used, derivative instruments will be considered an investment in Senior Loans for purposes of the Fund’s investment policy to invest, under normal market conditions, at least 80% of its Managed Assets in Senior Loans. Total return swaps and credit default swaps, including loan credit default swaps, are the primary type of credit derivatives that may be used to gain such exposure to Senior Loans.
o	If the exposure to the underlying instrument of a derivative position of the Fund is negated or offset by another derivative position of the Fund providing exposure to the same underlying instrument, the Fund includes only the net amount of the exposure for purposes of calculating the 20% limitation described above.
The Fund may, but is not required to, use various derivative instruments and other transactions to seek to: (i) reduce interest rate risks arising from any use of leverage; (ii) facilitate portfolio management, including to take on additional credit risk and obtain exposure to Senior Loans; (iii) mitigate other risks including, without limitation, interest rate and credit risks; and/or (iv) earn income.
The Fund uses leverage to seek to achieve its investment objectives. The Fund may also use leverage for other purposes, such as hedging or to meet cash requirements, however, the Fund will not use any leverage that would result in the Fund becoming a taxable mortgage pool. Pursuant to the provisions of the 1940 Act, the Fund may borrow or issue notes in an amount up to 33-1/3% of its total assets or may issue Preferred Shares in an amount up to 50% of the Fund’s total assets (including the proceeds from leverage). This is known as “structural leverage”. The Fund may also employ portfolio leverage through other techniques that have the economic effect of leverage. “Effective leverage” is the combination of the amount of structural leverage plus the amount of portfolio leverage, and the Fund’s effective leverage will not exceed 50% of the Fund’s Managed Assets.
During temporary defensive periods or the period in which the Fund is approaching its termination date (i.e., the “wind-down” period during which the Fund may begin liquidating its portfolio in anticipation of the Fund’s termination), the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its Managed Assets in cash or short-term investments, including high quality, short-term securities, or may invest in short- or intermediate-term U.S. Treasury securities. There can be no assurance that such techniques will be successful, and during such periods, the Fund may not achieve its investment objective.
Fundamental Investment Policies
The Fund, as a fundamental policy, may not:
1. With respect to 75% of its total assets, purchase any securities if, as a result (i) more than 5% of the Fund’s total assets would then be invested in securities of any single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation.
2. Purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
3. Borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2021 (Unaudited)
staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
4. Issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
5. Underwrite the securities of other issuers except (a) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities; and (b) as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
6. Make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
7. Concentrate (invest 25% or more of the Fund’s total assets) the Fund’s investments in any particular industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States government or by its agencies or instrumentalities.
The Fund may incur borrowings and/or issue series of notes or other senior securities in an amount up to 33-1/3% (or such other percentage to the extent permitted by the 1940 Act) of its total assets (including the amount borrowed) less all liabilities other than borrowings.
Except as noted above, the foregoing fundamental investment policies, together with the investment objectives of the Fund, cannot be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares, if any, voting as a single class. Under the 1940 Act, a “majority of the outstanding voting securities” means (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2021 (Unaudited)
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Earnings Risk. The Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds of securities sold near the end of its term in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to maintain its dividend.
Health Care Companies Risk. Through the Fund’s investments in senior loans, the Fund may be significantly exposed to companies in the health care sector. Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.
Hotels, Restaurants & Leisure Risk. Companies in the hotels, restaurants and leisure industry are subject to, among other things, a highly competitive marketplace; the ongoing need to contribute significant capital expenditures and keep pace with changes in technology and consumer preferences; difficulty in obtaining financing; and rapid obsolescence. In addition, these companies may be more sensitive to adverse economic (general and local), business or regulatory developments than other companies.
Illiquid Securities Risk. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.
Interest Rate Risk. The yield on the Fund’s common shares will tend to rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.
Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2021 (Unaudited)
phase-out period that is currently expected to begin after the end of 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects on the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
In addition, for the Fund’s fixed rate investments, when market interest rates rise, the market value of such securities generally will fall. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.
Limited Term and Return of Original NAV Risk. Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money. Although the Fund has an investment objective of returning original NAV to common shareholders on or about its termination date, the Fund may not be successful in achieving this objective and such return is not backed or otherwise guaranteed by the Fund, Advisor or any other entity. Based on current market conditions and expectations, the Fund believes it is unlikely to achieve its objective of returning $9.85 per Common Share upon its termination.
The Fund’s ability to return original NAV to common shareholders on or about its termination date will depend in part on market conditions, the presence or absence of defaulted or distressed securities in the Fund’s portfolio that may prevent those securities from being sold in a timely manner at a reasonable price, and various portfolio and cash flow management techniques. The Fund may set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains, in pursuit of its objective to return original NAV to common shareholders upon termination. This would reduce the amounts otherwise available for distribution prior to the liquidation of the Fund. As it nears the termination date, the Fund may invest in higher credit quality instruments with maturities extending beyond the termination date to seek to improve the liquidity of its portfolio and reduce investment risk. Investing in higher credit quality instruments may reduce the amount available for distribution to common shareholders.
The Fund’s final distribution to shareholders will be based upon the Fund’s NAV at the termination date and initial investors and any investors that purchase common shares after the completion of the Fund’s initial offering (particularly if their purchase price differs meaningfully from the original offering price or original NAV) may receive less in such final distribution than their original investment. Rather than reinvesting any proceeds from the sale or redemption of its securities, the Fund may distribute such proceeds in one or more distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares. Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, the amount distributed to shareholders on or about the termination date may be significantly less than original NAV.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2021 (Unaudited)
trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 caused significant volatility and declines in global financial markets, which caused losses for investors. The COVID-19 pandemic may last for an extended period of time and continue to impact the economy for the foreseeable future.
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.
Prepayment Risk. Loans are subject to prepayment risk. Prepayment risk is the risk that the borrower on a loan will repay principal (in part or in whole) prior to the scheduled maturity date. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, interest rates, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.
Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the borrower’s obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.
Senior Loan Risk. In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.
Valuation Risk. Because the secondary market for senior loans is limited, it may be difficult to value the loans held by the Fund. Market quotations may not be readily available for some senior loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans than for securities with a secondary market, because there is less reliable objective data available. These difficulties may lead to inaccurate asset pricing.

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2021 (Unaudited)
Effects of Leverage
The aggregate principal amount of borrowings under the committed facility agreement (the “Agreement”) with the Bank of Nova Scotia represented approximately 28.62% of Managed Assets as of May 31, 2021. Asset coverage with respect to the borrowings under the Agreement was 349.35% as of May 31, 2021, and the Fund had $12,000,000 of unutilized funds available for borrowing under the Agreement as of that date. As of May 31, 2021, the maximum commitment amount under the Agreement was $151,000,000. As of May 31, 2021, the approximate average annual interest and fee rate for the borrowings under the Agreement was 0.96%.
Assuming that the Fund’s leverage costs remain as described above (at an assumed average annual cost of 0.96%), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.28%.
The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.
The table further assumes leverage representing 28.62% of the Fund’s Managed Assets, net of expenses, and an annual leverage interest and fee rate of 0.96%.
Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-14.40%	-7.39%	-0.39%	6.62%	13.63%
Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its investments is entirely offset by losses in the value of those securities.

Board of Trustees and Officers
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	206	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	206	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	206	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	206	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	206	None

(1)	Currently, Richard E. Erickson and Thomas R. Kadlec, as Class I Trustees, are serving as trustees until the Fund’s 2021 annual meeting of shareholders. Niel B. Nielson, as a Class II Trustee, is serving as a trustee until the Fund’s 2022 annual meeting of shareholders. James A. Bowen and Robert F. Keith, as Class III Trustees, are serving as trustees until the Fund’s 2023 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2021 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Fund Inception	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since Fund Inception	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $57,000 for 2020 and $57,000 for 2021.

(b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2020 and $0 for 2021.

AUDIT-RELATED FEES (INVESTMENT ADVISOR) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2020 and $0 for 2021.

(c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,288 for 2020 and $0 for 2021. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

TAX FEES (INVESTMENT ADVISOR) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor were $0 for 2020 and $0 for 2021.

(d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2020 and $0 for 2021.

ALL OTHER FEES (INVESTMENT ADVISOR) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant’s investment advisor, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2020 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Registrant for the fiscal year ended May 31, 2020 were $5,288 for the Registrant and $60,670 for the Registrant’s investment advisor and for the fiscal year ended May 31, 2021 were $0 for the Registrant and $23,200 for the Registrant’s investment advisor.
(h)	The Registrant’s audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of August 6, 2021.

The First Trust Advisors Leveraged Finance Investment team manages a portfolio comprised primarily of U.S. dollar denominated, senior secured floating-rate loans. The Portfolio Managers are responsible for directing the investment activities within the Fund. William Housey is the Senior Portfolio Manager and has primary responsibility for investment decisions. Jeff Scott assists Mr. Housey and there are also Senior Credit Analysts assigned to certain industries. The Portfolio Managers are supported in their portfolio management activities by the First Trust Advisors Leveraged Finance investment team, including a team of credit analysts, designated traders, and operations personnel. Senior Credit Analysts are assigned industries and Associate Credit Analysts support the Senior Credit Analysts. All credit analysts, operations personnel and portfolio managers report to Mr. Housey.

William Housey, CFA

Managing Director of Fixed Income, Senior Portfolio Manager

Mr. Housey joined First Trust in June 2010 as the Senior Portfolio Manager for the Leveraged Finance

Investment Team and has 23 years of investment experience. Mr. Housey is a Senior Vice President of First Trust. Prior to joining First Trust, Mr. Housey was at Morgan Stanley/Van Kampen Funds, Inc. for 11 years and served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including bank loans, high yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a BS in Finance from Eastern Illinois University and an MBA in Finance and Management and Strategy from Northwestern University’s Kellogg School of Business. He holds the FINRA Series 7, Series 52 and Series 63 licenses and the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

Jeffrey Scott, CFA

Senior-Vice President, Deputy Credit Officer, Portfolio Manager

Mr. Scott, CFA, joined First Trust in June 2010 as a Portfolio Manager in the Leveraged Finance Investment Team and has 30 years of investment management industry experience and has extensive experience in credit analysis, product development and product management. Prior to joining First Trust, Mr. Scott served as an Assistant Portfolio Manager and as a Senior Credit Analyst for Morgan Stanley/Van Kampen from October 2008 to June 2010. As Assistant Portfolio Manager, Mr. Scott served on a team that managed over $4.0 billion of Senior Loan assets in three separate funds: Van Kampen Senior Loan Fund; Van Kampen Senior Income Trust; and Van Kampen Dynamic Credit Opportunities Fund. His responsibilities included assisting with portfolio construction, buy and sell decision making, and monitoring fund liquidity and leverage. Mr. Scott earned a B.S. in Finance and Economics from Elmhurst College and an M.B.A. with specialization in Analytical Finance and Econometrics and Statistics from the University of Chicago. He also holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of May 31, 2021

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed*	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. William Housey, CFA	Registered Investment Companies:	6	$6.287B	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

2. Jeffrey Scott, CFA	Registered Investment Companies:	6	$6.287B	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

* Information excludes the registrant.

Potential Conflicts of Interests

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Advisors Leveraged Finance Investment Team adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations. In addition to the personal trading restrictions specified in the Code of Ethics and Insider Trading Policies and Procedures, employees in the First Trust Advisors Leveraged Finance Investment Team are prohibited from buying or selling equity securities (including derivative instruments such as options, warrants and futures) and corporate bonds for their personal account and in any accounts over which they exercise control. Employees in the First Trust Advisors Leveraged Finance Investment Team are also prohibited from engaging in any personal transaction while in possession of material non-public information regarding the security or the issuer of the security. First Trust and FTP also maintain a restricted list of all issuers for which the First Trust Advisors Leveraged Finance Investment Team has material non-public information in its possession and all transactions executed for a product advised or supervised by First Trust or FTP are compared daily against the restricted list.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of May 31, 2021

The compensation structure for internal portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of FTA. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are generally based upon an individual’s or team’s overall contribution to the success of the firm, assets under management and the profitability of the firm. Certain internal portfolio managers have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership related distributions.

(a)(4)	Disclosure of Securities Ownership as of May 31, 2021
Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
William Housey	$1 - $10,000
Jeffrey Scott	$10,001 - $50,000
(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Senior Floating Rate 2022 Target Term Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 6, 2021
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 6, 2021

* Print the name and title of each signing officer under his or her signature.